Exhibit 99.2

MEDIAN GROUP INC. (FORMERLY KNOWN AS CLIXSTER MOBILE GROUP INC) PRO-FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS December 31, 2013 (Unaudited)

Exhibit 99.2

Median Group Inc. (Formerly Known as Clixster Mobile Group Inc.)

CONTENTS

PAGE NO.

Pro-forma Combined Balance Sheet at December 31, 2013 (Unaudited)	P - 1

Pro-forma Combined Statement of Operations for year ended December 31, 2013 (Unaudited)	P - 2

Significant Notes and Assumptions to Pro-forma Combined Financial Statements (Unaudited)	P - 3

Exhibit 99.2

MEDIAN GROUP INC. (FORMERLY KNOWN AS CLIXSTER MOBILE GROUP INC)
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

On the January 31, 2014, Median Group Inc. (formerly known as Clixster Mobile Group Inc.) (the "Company" or "CMG") acquired 63.2% of the outstanding capital stock of Clixster Mobile Sdn. Bhd. ("CMSB") in a sale and purchase transaction (the "SP Transaction"). CMSB is engaged in the provisioning of telecom services through MVNO platform in Malaysia.

In connection with the SP Transaction, the Company issued 10,193,609,664 shares of its Common Stock in acquiring 63.2% in the shares of the capital stock of CMSB. Upon completion of the SP Transaction, the prior shareholders of CMSB then owned approximately 90% of the Common Stock of the CMG.

Anticipated Accounting Treatment of the Acquisition Transaction

For accounting purposes, the transaction is being accounted for as a reverse merger, since the stockholder of CMSB will own a majority of the issued and outstanding shares of Common Stock of the Company. CMSB is treated as the acquirer for accounting purposes. This acquisition is being accounted for at historical cost in a manner similar to that in pooling of interests method. The historical financial statements will be combined of CMG and CMSB.

The accompanying unaudited pro forma condensed balance sheet has been presented with consolidated subsidiaries at December 31, 2013 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2013 has been presented as if the acquisition had occurred.

You are being provided this information to aid in your analysis of the financial aspects of the SP Transaction. This information has been derived from the audited financial statements of CMSB as of and for the year ended December 31, 2013 and the audited financial statements of CMG for the respective periods. The pro forma adjustments are based on available information and assumptions that are believed to be reasonable. The unaudited pro forma condensed financial information does not represent the results of operations that would have occurred had such transactions been consummated on the dates indicated or the financial position for any future date or period. CMG and CMSB do not assume any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2013 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2013 to reflect the acquisition of CMSB by the Company.

Exhibit 99.2

Median Group Inc. (Formerly Known as Clixster Mobile Group Inc.)
Pro Forma Combined Consolidated Balance Sheet
December 31, 2013
(Unaudited)

	Historical		Pro Forma Adjustments	December 31 2013 Pro Forma
	Median Group Inc.	Clixster Mobile Sdn. Bhd.
			#1
	US$	US$	US$	US$

ASSETS

Current assets
Cash and cash equivalents	2,581	2,999,410		3,001,991
Trade receivables	14,068	276,441		290,509
Due to related parties	-	2,198,833		2,198,833
Prepayments, deposits and other receivables	285	2,597,187		2,597,472
Assets of operations held for sale	1,457,228	-		1,457,228
Inventories	-	76,188		76,188
Total current assets	1,474,162	8,148,059		9,622,221

Non current assets
Fixed assets, net	-	211,829		211,829
Total non current assets	-	211,829		211,829

Total Assets	1,474,162	8,359,888		9,834,050

LIABILITIES AND STOCKHOLDERS’ (DEFICIENCY)/EQUITY

Current liabilities
Trade payables	243	693,676		693,919
Other payables and accruals	924,000	4,708,634		5,632,634
Due to related companies	-	253,315		253,315
Liabilities of operations held for sale	1,876,921	-		1,876,921

Total current liabilities	2,801,164	5,655,625		8,456,789

Non current liabilities
Shareholder loans	2,000,000	4,010,356		6,010,356
Total non current liabilities	2,000,000	4,010,356		6,010,356

Total liabilities	4,801,164	9,665,981		14,467,145

Stockholders’ (deficiency)/equity
Common Stock	2,580,543	308,049	(113,362)	2,775,230
Comprehensive income	203,382	35,168	4	238,554
Accumulated deficits	(6,110,891)	(1,649,310)	606,946	(7,153,255)
Noncontrolling interests	(36)	-	(493,588)	(493,624)
Total stockholders’ (deficiency)/equity	(3,327,002)	(1,306,093)		(4,633,095)

Total liabilities and stockholders’ equity	1,474,162	8,359,888		9,834,050

Refer to Summary of Significant Notes and Assumptions to Pro Forma Financial Statements

P - 1

Exhibit 99.2

Median Group Inc. (Formerly Known as Clixster Mobile Group Inc.)
Proforma Combined Consolidated Statement of Operations
For the Year Ended December 31, 2013
(Unaudited)

	Historical		Pro Forma Adjustments		Year Ended December 31 2013 Pro Forma
	Median Group Inc.	Clixster Mobile Sdn. Bhd.
			Dr	Cr
	US$	US$	US$	US$	US$

Revenues	145,495	2,379,577			2,525,072
Less: sales discount	-	(679,299)			(679,299)
	145,495	1,700,278			1,845,773

Cost of sales	(95,462)	(1,252,824)			(1,348,286)
Gross profit	50,033	447,454			497,487

Operating expenses:
General and administration expense	(95,847)	(1,993,467)			(2,088,314)
Selling and distribution expenses	(3,788)	-			(3,788)
Loss from operations before other expenses	(49,602)	(1,545,013)			(1,594,615)

Other income (expenses):
Loss on foreign exchange	-	(93,408)			(93,408)
Other income	-	48			48
Written off of option liability	236,504	-			236,504
Interest expenses	(163,101)	(10,356)			(173,457)
Net (loss)/ income from continuing operations	23,801	(1,648,729)			(1,624,928)

Discontinued operations, net of tax	(139,257)	-			(139,257)

Net loss before tax	(115,456)	(1,648,729)			(1,764,185)

Income tax expenses	-	-			-

Net(loss before uncontrolled interest	(115,456)	(1,648,729)			(1,764,185)

Less: Uncontrolled interest	-	-	-	606,732	(606,732)

Net loss	(115,456)	(1,648,729)			(1,157,453)

Other comprehensive income	32,039	35,178	12,946	-	54,271

Comprehensive loss	(83,417)	(1,613,551)			(1,103,182)

See Summary of Significant Notes and Assumptions to Pro Forma Financial Statements

P - 2

Exhibit 99.2

Median Group Inc. (Formerly Known as Clixster Mobile Group Inc.)
SIGNIFICANT NOTES AND ASSUMPTIONS TO PRO-FORMA FINANCIAL
STATEMENTS
(Unaudited)

(1)	The accompanying unaudited pro-forma financial information reflects the financial statements of Median Group Inc. (formerly known as Clixster Mobile Group Inc.) ("CMG") and Clixster Mobile Sdn. Bhd. ("CMSB") regarding an acquisition of 63.2% of CMSB by CMG. The pro-forma adjustments to the balance sheet give effect to the acquisition as if it occurred on January 1, 2013 and the pro-forma statement of operations gives effect to the acquisition as if it occurred on January 1, 2013. The acquisition is treated as a reverse acquisition of CMG by CMSB since the stockholders of CMSB obtained a controlling interest in the voting Common Stock of CMG and management control of CMG as a result of the acquisition. Accordingly, the assets and liabilities of CMSB are recorded at their historical cost and the assets and liabilities of CMG are measured in accordance with the value at the date of combination. The retained earnings and other equity balances of CMSB before the business combination becomes the retained earnings and other equity balances of CMG after the combination. In addition, the amount recognized as issued share capital interests is determined by adding the issued share capital of acquiring CMSB immediately prior to the business combination and the equity interests CMG issued to effect the combination. Under reverse acquisition accounting, the historical results of operations are those of CMSB and the results of operations of CMG are included only from the acquisition date.
(2)	Significant assumptions include (a) the Common Stock of CMG and CMSB are based on December 31, 2013 shares outstanding and the newly issued 10,193,609,664 Common Stock in acquiring CMSB all assumed occurred on January 1, 2013, (b) the operation of CMG and CMSB were combined from January 1, 2013, the as if acquisition date, to December 31, 2013. In addition, no transactions that may have occurred subsequent to December 31, 2013 have been considered.
(3)	The following reflect the pro forma adjustments as of December 31, 2013.

The adjustment is to reflect the effect of noncontrolling interests as the result of CMSB merger transaction as a reverse acquisition.

	Dr	Cr
	USD	USD

Common stock, no par value - CMG	113,362
Comprehensive income - CMG		4
Noncontrolling interests - CMG	493,588
Accumulated deficits - CMG		606,946

P - 3